UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2009

Palm Harbor Homes, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-24268	59-1036634
(Commission File Number)	(IRS Employer Identification No.)

15303 Dallas Parkway, Suite 800, Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

(972) 991-2422

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On April 27, 2009, Palm Harbor Homes, Inc. (the “Company”) issued warrants (the “Warrants”) to each of Capital Southwest Venture Corporation, Sally Posey and the Estate of Leroy Posey, Deceased (collectively, the “Lenders”), to purchase up to an aggregate of 429,939 shares of common stock of the Company (the “Common Stock”) at a price of $3.14 per share, which was the closing price of the Company’s Common Stock on the Nasdaq National Stock Exchange (“Nasdaq”) on April 24, 2009. The Warrants were granted in connection with a loan made by the Lenders to the Company of an aggregate of $4,500,000 pursuant to senior subordinated secured promissory notes between the Company and each of the Lenders (collectively, the “Notes”). If the Notes are not repaid in full by June 29, 2009 (the “Due Date”), the aggregate number of shares of Common Stock that may be purchased pursuant to the Warrants may be increased by an amount equal to $450,000 divided by the closing price of the Common Stock on Nasdaq on the Due Date. The Warrants, which expire on April 24, 2019, contain anti-dilution provisions and other customary provisions. The Warrants were offered and sold to the Lenders in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933. Also on April 27, 2009, in connection with the Warrants and the Notes, the Company and the Lenders executed a Pledge and Security Agreement and an Intercreditor Agreement (together with the Warrants and the Notes, the “Loan Documents”).

The description of the Loan Documents is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copies of the Loan Documents attached as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Common Stock Purchase Warrant dated April 24, 2009 issued to Capital Southwest Venture Corporation by Palm Harbor Homes, Inc.

99.2	Common Stock Purchase Warrant dated April 24, 2009 issued to Sally Posey by Palm Harbor Homes, Inc.

99.3	Common Stock Purchase Warrant dated April 24, 2009 issued to The Estate of Leroy Posey, Deceased, by Palm Harbor Homes, Inc.

99.4	Senior Subordinated Secured Promissory Note dated April 24, 2009 issued to Capital Southwest Venture Corporation by Palm Harbor Homes, Inc.

99.5	Senior Subordinated Secured Promissory Note dated April 24, 2009 issued to Sally Posey by Palm Harbor Homes, Inc.

99.6	Senior Subordinated Secured Promissory Note dated April 24, 2009 issued to The Estate of Leroy Posey, Deceased, by Palm Harbor Homes, Inc.

99.7	Pledge and Security Agreement dated April 24, 2009 by and among Palm Harbor Homes, Inc., Capital Southwest Venture Corporation, Sally Posey and the Estate of Leroy Posey, Deceased

99.8	Intercreditor Agreement dated April 24, 2009 by and among Palm Harbor Homes, Inc., Sally Posey and the Estate of Leroy Posey, Deceased.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2009

PALM HARBOR HOMES, INC.

By:	/s/ Kelly Tacke
Kelly Tacke
Chief Financial and Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Common Stock Purchase Warrant dated April 24, 2009 issued to Capital Southwest Venture Corporation by Palm Harbor Homes, Inc.

99.2	Common Stock Purchase Warrant dated April 24, 2009 issued to Sally Posey by Palm Harbor Homes, Inc.

99.3	Common Stock Purchase Warrant dated April 24, 2009 issued to The Estate of Leroy Posey, Deceased, by Palm Harbor Homes, Inc.

99.4	Senior Subordinated Secured Promissory Note dated April 24, 2009 issued to Capital Southwest Venture Corporation by Palm Harbor Homes, Inc.

99.5	Senior Subordinated Secured Promissory Note dated April 24, 2009 issued to Sally Posey by Palm Harbor Homes, Inc.

99.6	Senior Subordinated Secured Promissory Note dated April 24, 2009 issued to The Estate of Leroy Posey, Deceased, by Palm Harbor Homes, Inc.

99.7	Pledge and Security Agreement dated April 24, 2009 by and among Palm Harbor Homes, Inc., Capital Southwest Venture Corporation, Sally Posey and the Estate of Leroy Posey, Deceased

99.8	Intercreditor Agreement dated April 24, 2009 by and among Palm Harbor Homes, Inc., Sally Posey and the Estate of Leroy Posey, Deceased.